                                                                   EXHIBIT 10.11


                                                                  Execution Copy

                               PATENT ASSIGNMENT

         WHEREAS, Borden/Meadow Gold Dairies, Inc., a Delaware corporation (hereinafter "ASSIGNOR"), is the owner of several patents related to milk products and packaging as listed in Schedule A to this Agreement (the "PATENTS");

         WHEREAS, Southern Foods Group, L.P., a Delaware limited partnership (hereinafter "ASSIGNEE"), desires to acquire the entire right, title and interest in, to and under the above invention and application in the United States and in any and all foreign countries;

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) being paid to Assignor, the receipt of which is hereby acknowledged, and other good and valuable consideration, Assignor does hereby sell, assign, and transfer, and by these presents does sell, assign and transfer unto Assignee, the full and exclusive right to the Patents.


         IN TESTIMONY WHEREOF, we have executed this Agreement as of the 4th day of September, 1997.




                                      BORDEN/MEADOW GOLD DAIRIES, INC.




                                      By:   /s/ DAVID A. GEISLER
                                            ------------------------------------
                                            David A. Geisler, Vice President

                                      ACCEPTED BY:

                                            SOUTHERN FOODS GROUP, L.P.
                                            By: SFG Management Limited Liability
                                            Company, its General Partner




                                      By:   /s/ PATRICK K. FORD
                                            ------------------------------------
                                            Patrick K. Ford, Assistant Secretary


Patent Assignment - Page 1

         STATE OF New York      )
                                )
                                )
         COUNTY OF New York     )

         BEFORE ME, on this day personally appeared David A. Geisler, known to me to be the person whose name is subscribed to the foregoing instrument on behalf of Borden/Meadow Gold Dairies, Inc. and acknowledged to me that he executed the same on behalf of the corporation as the Vice President for the purpose and consideration therein expressed.

         Subscribed to and sworn to before me this 3rd day of September, 1997.


           PAMELA WARNER                    /s/ PAMELA WARNER
                                            --------------------------------
   Notary Public, State of New York         Notary Public in and for
           No. 01WA5067161                  the State of New York
      Qualified In Kings County
 Commission Expires October 15, 1998        Printed Name: Pamela Warner
                                            My Commission Expires: Oct. 15, 1998


Patent Assignment -Page 2

                                   SCHEDULE A

         PATENT NUMBER            TITLE                             ISSUE DATE       COUNTRY
         -------------            -----                             ----------       -------
         4,701,329        "Calcium Fortified Milk"                  10/20/87         United States

         4,851,243        "Calcium Fortified Aseptic Milk"          07/25/89         United States

         4,888,194        "Shelf-Stable Aseptic Dairy Product"      12/19/89         United States
                          (Aseptic Whipping Cream)

         4,935,255        "Controlled Headspace Gas Packaging"      06/19/90         United States

         4,956,186        "Process for the Production of Low
                          Calorie Yogurt"                           09/11/90         United States

         4,971,810        "Fiber Enriched Yogurt"                   11/20/90         United States